SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2002

Western Multiplex Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1196 Borregas Avenue
Sunnyvale, California 94089

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (408) 542-5200

(Former name and former address, if changed since last report)

Item 5. Other Events.

         On March 5, 2002, Western Multiplex Corporation announced that it had determined not to pursue the unsolicited offer made by DMC Stratex Networks, Inc. The Board of Directors of Western Multiplex, after consultation with management and its financial and legal advisors, reaffirmed its commitment to the pending merger with Proxim, Inc.

         The foregoing description of Western Multiplex’s announcement of its determination regarding the unsolicited offer made by DMC Stratex Networks, Inc. and its reaffirmed commitment to the pending merger with Proxim, Inc. are qualified in their entirety by reference to Western Multiplex’s press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE

99.1	Press Release dated March 5, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MULTIPLEX CORPORATION (Registrant)

Dated: March 5, 2002	By:	/s/ Nancy Huber

Nancy Huber

Chief Financial Officer, Executive

Vice President and Secretary

EXHIBIT INDEX

99.1	Press Release dated March 5, 2002.